MS P-1 05/10

SUPPLEMENT DATED MAY 10, 2010

TO THE PROSPECTUS DATED MAY 1, 2010

OF

FRANKLIN MUTUAL SERIES FUNDS

(Mutual Beacon Fund, Mutual Global Discovery Fund, Mutual European Fund, Mutual Financial Services Fund,

Mutual Quest Fund, Mutual Shares Fund, Mutual International Fund)

The prospectus is amended as follows:

I. For the Mutual European Fund, the “Performance – Average Annual Total Returns” table under Fund Summaries on page 43 is replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Mutual European Fund - Class A
Return Before Taxes	15.62%	6.30%	8.05%
Return After Taxes on Distributions	15.87%	5.38%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares	11.70%	5.57%	6.48%
Mutual European Fund - Class B	17.79%	6.52%	8.12%
Mutual European Fund - Class C	20.76%	6.82%	7.97%
Mutual European Fund - Class R	19.97%	6.84%	8.10%
Mutual European Fund - Class Z	23.01%	7.90%	9.04%
MSCI Europe Index (index reflects no deduction for fees, expenses or taxes)	36.81%	4.50%	2.44%

Historical performance for Class R shares prior to their inception is based on the performance of Class Z shares. Class R performance has been adjusted to reflect differences in 12b-1 expenses between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary.

Please keep this supplement for future reference.